     As Filed with the Securities and Exchange Commission on April 30, 2001

                                                      1933 Act File No. 33-34275
                                                      1940 Act File No. 811-6084
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

POST-EFFECTIVE AMENDMENT NO. 13                                     [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

AMENDMENT NO. 14                                                    [X]

                      SHORT-INTERMEDIATE INCOME FUND, INC.
         (Formerly Flag Investors Short-Intermediate Income Fund, Inc.)
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                One South Street
                               Baltimore, MD 21202
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 730-1313

Daniel O. Hirsch, Esq.                      Copy to: Richard W. Grant, Esq.
One South Street,                                    Morgan, Lewis & Bockius LLP
Baltimore, MD 21202                                  1701 Market Street
(Name and address of agent for service)              Philadelphia, PA 19103


It is proposed that this filing will become effective:

_____ immediately upon filing pursuant to paragraph (b)
__X__ on May 1, 2001 pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(i)
_____ on________________ pursuant to paragraph (a)(i)
_____ 75 days after filing pursuant to paragraph (a)(ii)
_____ on________________ pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Deutsche Asset Management

Mutual Fund
Prospectus

May 1, 2001


Class A Shares



Short-Intermediate Income Fund, Inc.

(Formerly Flag Investors Short-Intermediate Income Fund, Inc.)



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]


A Member of the
Deutsche Bank Group [/]

This mutual fund (the `Fund') seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Class A Shares of the Fund.


TABLE OF CONTENTS

Investment Summary .....................  1

Fees and Expenses of the Fund ..........  2

Investment Program .....................  3

The Fund's Net Asset Value .............  3

How to Buy Shares ......................  4

How to Redeem Shares ...................  4

Telephone Transactions .................  5

Sales Charges ..........................  5

Dividends and Taxes ....................  7

Investment Advisor and Sub-Advisor .....  8

Financial Highlights ...................  9

INVESTMENT SUMMARY

--------------------------------------------------------------------------------

Objective and Strategies

      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment advisor and sub-advisor (collectively, the 'Advisors') select US Government securities, corporate debt, mortgage-backed and asset-backed securities for the Fund's portfolio subject to quality, maturity and duration criteria. Corporate debt will be rated at least 'A' by either Moody's Investors Services, Inc. ('Moody's') or Standard & Poors Ratings Group ('S&P'). Mortgage-backed and asset-backed securities will be rated at least 'AAA' by S&P or 'Aaa' by Moody's. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity at the time of investment of three to five years and a maximum duration of four years.


Risk Profile

      The Fund may be suited for you if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss.

      The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially in response to changes in interest rates.

      Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.


      Prepayment Risk. Unexpected prepayment of principal in connection with mortgage-backed securities held by the Fund may negatively impact the value of your investment in the Fund.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Fund Performance


      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.


                                Class A Shares*
                          For years ended December 31,

5.68%    8.98%    -3.32%    15.43%    4.04%    7.13%    6.81%    0.70%    9.68%
-------------------------------------------------------------------------------
1992     1993      1994      1995     1996     1997     1998     1999     2000



-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 2000 through March 31, 2001, the return for Class A Shares was 3.03%.


     During the nine-year period shown in the bar chart, the highest return for a quarter was 4.98% (quarter ended 6/30/95) and the lowest return for a quarter was (2.55%) (quarter ended 3/31/94).

Average Annual Total Return (for periods ended December 31, 2000)




                                                 Lehman 1-3 Year      Merrill Lynch
                                                   Government/          1-3 Year
                            Class A Shares(1)    Credit Index(2)    Treasury Index(2)
                           -------------------  -----------------  ------------------
Past One Year ...........         8.04%                8.08%              7.99%
Past Five Years .........         5.30%                5.98%              5.92%
Since Inception .........         6.46%(3)             6.33%(4)           6.29%(4)



-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman 1-3 Year Government/Credit Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. Prior prospectuses referred to this index as the Lehman Brothers Intermediate Government/Corp Bond Index. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of performance in the short-term Treasury sector. The indexes are passive measures of bond and Treasury performance, respectively. They do not factor in the costs of buying, selling and holding securities - costs which are reflected in the Fund's results.
(3) For the period from 5/13/91 through 12/31/00.
(4) For the period from 5/31/91 through 12/31/00.

FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
 (fees paid directly from your investment:)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
 offering price) .........................................................      1.50%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
 price or redemption proceeds, whichever is lower) .......................      0.50%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..............      None
Redemption Fee ...........................................................      None
Exchange Fee .............................................................      None
Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets):
Management Fees ..........................................................      0.35%
Distribution and/or Service (12b-1) Fees .................................      0.25%
Other Expenses ...........................................................      0.38%
                                                                               ------
Total Annual Fund Operating Expenses .....................................      0.98%
                                                                               ------
Less Fee Waivers and Expense Reimbursements ..............................     (0.28)%(2)
                                                                               ------
Net Expenses .............................................................      0.70%
                                                                               ======


-----------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares but, you may pay a contingent deferred sales charge if you redeem your shares within two years after your purchase unless you are otherwise eligible for a sales charge waiver or reduction. (See the section entitled 'Sales Charges -- Redemption Price.')
(2) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.70% of the Class A Shares' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                             1 year     3 years     5 years     10 years
                            --------   ---------   ---------   ---------
Class A Shares ..........     $220        $430        $657      $1,308


     Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges'.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations


      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in US Government securities, corporate debt, mortgage-backed and asset-backed securities.

      The Advisors are responsible for managing the Fund's investments. In selecting investments for the Fund, the Advisors first focus on a security's quality. They will purchase only securities that have been granted certain minimum credit ratings by an independent rating agency. Corporate debt will be rated at least 'A' by either S&P or Moody's. Mortgage- backed and asset-backed securities will be rated at least 'AAA' by S&P or 'Aaa' by Moody's. Then the Advisors focus on maturity and duration. Under normal circumstances, the Fund's portfolio will have an average maturity of three to five years and a maximum duration of four years. Average maturity measures the average time until which the bonds in the Fund's portfolio are payable. Average duration measures the Fund's exposure to the risk of changing interest rates. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as auto loans or credit card receivables.


      An investment in the Fund involves risk.

      Interest Rate Risk. The primary risk of the Fund is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.


      Prepayment Risk. In addition to the interest rate risk experienced by all fixed income securities, mortgage-backed securities are exposed to prepayment risk. Rising interest rates tend to discourage refinancings, a primary source of prepayments. As a result, in a rising interest rate environment, the average life and volatility of mortgage-backed securities will increase and their market price will decrease. Falling interest rates tend to encourage refinancings. As a result, in a falling interest rate environment, the market price of mortgage-backed securities will not increase as much as other debt securities and the cash generated by the prepayments will have to be reinvested at the lower prevailing rates. Prepayment changes may make it difficult to calculate the average maturity of a portfolio of these securities and, therefore, to assess the volatility risk of the portfolio.


      There can be no guarantee that the Fund will achieve its goals.


      To reduce the Fund's risks under adverse market conditions, the Advisors may make temporary defensive investments. These investments may not be consistent with the Fund's objective. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the amount you receive may be reduced by a sales charge. See the section entitled 'Sales Charges' for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact Investment Company Capital Corp., the Fund's transfer agent ('ICCC' or 'Transfer Agent'), to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class.



      In valuing its assets, the Fund's investments are priced at their market value. When a price quote for a particular security is not readily available or when a quote may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a 'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.

      The following sections describe how to buy and redeem Class A Shares.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund accepts payments for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. You may also buy Class A Shares directly from the Fund. Contact the Transfer Agent for details.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of other investors or dealers involved.
Minimum Account Investments


Initial investment in Class A shares ..................   $2,000
Subsequent investments ................................   $  100
IRA account, initial investment .......................   $1,000
Initial investment for shareholders of other
  Deutsche Asset Management Funds' Class A, B
  and C Shares ........................................   $  500
Automatic investing plan, initial investment ..........   $  250
  Bi-weekly or monthly plan subsequent
    investments .......................................   $  100
  Quarterly plan subsequent investments ...............   $  250
  Semi-annual plan subsequent investments .............   $  500
Minimum investment for qualified retirement plans
  (such as 401(k), pension or profit sharing plans)       $    0
Account balance:
  Non-retirement account ..............................   $  500
  IRA account .........................................   $    0

      Accounts opened through a shareholder servicing agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion to waive or reduce the investment minimum.


Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.


      Automatic Investing Plan. You may elect to make a regular bi-weekly, monthly, quarterly or semi-annual investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in Class A shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


      Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

      You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Class A Shares by contacting the Transfer Agent by mail or (if you are redeeming $50,000 or less) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled 'Telephone Transactions' for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

o A letter of instructions specifying your account number and the number of Class A Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

o If you are redeeming shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

o Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.



o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in kind under certain circumstances.


      If you own Class A Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------

      If your Class A Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Class A shares in another Deutsche Asset Management fund by calling the Transfer Agent on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

--------------------------------------------------------------------------------

Purchase Price

      The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                           Class A
                                    Sales Charge as a % of
                                   ------------------------
                                    Offering     Net Amount
Amount of Purchase                    Price       Invested
--------------------------------   ----------   -----------
   Less than $100,000 ..........     1.50%         1.52%
   $100,000 - $499,999 .........     1.25%         1.27%
   $500,000 - $999,999 .........     1.00%         1.01%
   $1,000,000 and over .........      None          None
-----------------------------------------------------------


      Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares, you may pay a sales charge when you redeem your Class A Shares. See the section entitled 'Redemption Price' for details. Your securities dealer may be paid a commission at the time of your purchase.


      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.


      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. Each time you make a purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your Class A Shares will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

o If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.


o If you are exchanging an investment in Class A shares of another Deutsche Asset Management fund for an investment in this Fund (see the section entitled 'Purchases by Exchange' for a description of the conditions).

o If you are a current or retired Director of this or any affiliated fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.


o If you are buying shares in any of the following types of accounts:

  -- A qualified retirement plan;


  -- A Deutsche Asset Management fund payroll savings plan program;

  -- A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A shares of any other Deutsche Asset Management fund for an equal dollar amount of Class A Shares, without payment of the sales charges described above or any other charge, up to four times a calendar year. You may not exchange Class A shares of Deutsche Asset Management Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from shares of another Deutsche Asset Management fund. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule:

                                 Sales Charge
                                as a Percentage
                             of the Dollar Amount
                               Subject to Charge
Years Since Purchase       (as a % of Cost or Value)
-----------------------   --------------------------
   First ..............              0.50%
   Second .............              0.50%
   Thereafter .........              None
----------------------------------------------------

------------------------
* You will pay a sales charge when you redeem Class A Shares within two years of purchase only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

o No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

o If you have purchased shares at various times, the sales charge will be applied first to the shares you have owned for the longest period of time.

o If you acquired your shares through an exchange of Class A shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.


o The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem Class A Shares without paying a sales charge under any of the following circumstances:


o If you are exchanging your Class A Shares for Class A shares of another Deutsche Asset Management fund.


o If your redemption represents the minimum required distribution from an IRA or other retirement plan.

o If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

o If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

  -- The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

  -- Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

o If your original investment was at least $3 million and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.

Your securities dealer is paid a fee when you buy your shares and an annual fee for as long as you hold your shares. This fee begins when you purchase your shares.

Distribution Plan and Shareholder Servicing

      The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of Class A Shares. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.


Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.

      The Fund will distribute substantially all of its net investment income and net realized capital gain at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.

      If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.


      If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.

      More information about taxes is in the Statement of Additional
Information.

      Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------


      Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Brown Advisory Incorporated ('Brown Advisory' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2001, funds managed by ICCC totaled approximately $12.5 billion in net assets.

      Prior to May 1, 2001, Brown Investment Advisory & Trust Company was the Fund's sub-advisor. Brown Advisory is a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Brown Advisory is a Maryland corporation. Brown Advisory and its affiliates together had approximately $4.4 billion under management as of March 31, 2001.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Advisory. Brown Advisory is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended December 31, 2000, ICCC received from the Fund a fee equal to 0.07% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates Brown Advisory out of its investment advisory fee. ICCC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.70% of the average daily net assets of the Class A Shares. This agreement will continue until at least April 30, 2002 and may be extended. Brown Advisory has agreed to waive its fees in proportion to any fee waiver by ICCC during the term of the agreement.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



Portfolio Managers



      Paul D. Corbin and Ellen D. Harvey share primary responsibility for managing the Fund's assets. Mr. Corbin has shared responsibility for managing the Fund since its inception in 1991. Ms. Harvey joined as co-manager in December, 2000.


      Mr. Corbin has 23 years of investment experience. He is a Partner at Brown Investment Advisory & Trust Company and Brown Advisory. He has served as the Fund's portfolio manager since October 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.


      Ms. Harvey has 16 years of investment experience. She is a Partner at Brown Investment Advisory & Trust Company and Brown Advisory. She is responsible for the fixed income effort. From January 1996 to January 2000, Ms. Harvey served as Fixed Income Portfolio Manager and principal at Morgan Stanley Dean Witter Investment Management. She served as Fixed Income Portfolio Manager for Miller Anderson & Sherrerd from October 1984 to January 1996 and was a partner from January 1989 to January 1996.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.





                                       (For a share outstanding throughout each period)
------------------------------------------------------------------------------------------------------------------------------
                                                                          For the Years Ended December 31,
Class A Shares                                        ------------------------------------------------------------------------
                                                            2000             1999          1998          1997          1996
                                                      ----------------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
 Net asset value at beginning of year .............      $   9.95          $ 10.48       $ 10.39       $ 10.28       $ 10.48
                                                         --------          -------       -------       -------       -------
Income from Investment Operations:
 Net investment income ............................          0.61             0.57          0.58          0.61          0.63
 Net realized and unrealized gain/(loss) on
   investments ....................................          0.32            (0.50)         0.11          0.10         (0.23)
                                                         --------          -------       -------       -------       -------
 Total from Investment Operations .................          0.93             0.07          0.69          0.71          0.40
Less Distributions:
 Distributions from net investment income .........         (0.60)           (0.59)        (0.58)        (0.60)        (0.60)
 Distributions in excess of net investment
   income .........................................            --               --         (0.02)           --            --
 Return of capital ................................            --            (0.01)           --            --            --
                                                         --------          -------       -------       -------       -------
 Total distributions ..............................         (0.60)           (0.60)        (0.60)        (0.60)        (0.60)
                                                         --------          -------       -------       -------       -------
 Net asset value at end of year ...................      $  10.28          $  9.95       $ 10.48       $ 10.39       $ 10.28
                                                         ========          =======       =======       =======       =======
Total Return(1) ...................................          9.68%            0.70%         6.81%         7.13%         4.04%
Ratios to Average Daily Net Assets:
 Expenses before waivers ..........................          0.98%(2)         0.93%         0.93%         0.96%         0.99%
 Expenses after waivers ...........................          0.70%(2)         0.70%         0.70%         0.70%         0.70%
 Net investment income ............................          6.07%            5.63%         5.57%         5.92%         6.11%
Supplemental Data:
 Net assets at end of year (000) ..................      $ 39,173          $42,559       $47,107       $45,569       $58,584
 Portfolio turnover rate ..........................            38%              47%           40%           65%           42%


-----------
(1) Total return excludes the effect of a sales charge.
(2) This ratio excludes custody credits.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202


Sub-Advisor
BROWN ADVISORY INCORPORATED
Furness House
19 South Street
Baltimore, Maryland 21202


Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101


Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.





Short-Intermediate Income Fund, Inc.                          CUSIP #825.24T.101
     Class A                                                  SHORTPRS (05/01)
                                                              811-6084



Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

Deutsche Asset Management


Mutual Fund
Prospectus

May 1, 2001


Institutional Class



Short-Intermediate Income Fund, Inc.

(Formerly Flag Investors Short-Intermediate Income Fund, Inc.)



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]


A Member of the
Deutsche Bank Group [/]

This mutual fund (the `Fund') seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.


The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes the Institutional Class of the Fund. The Institutional Class may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds on behalf of their clients. (See the section entitled `How to Buy Institutional Class Shares.')



TABLE OF CONTENTS


Investment Summary ..............................  1


Fees and Expenses of the Institutional
   Class ........................................  2


Investment Program ..............................  3

The Fund's Net Asset Value ......................  3


How to Buy Institutional Class Shares ...........  4

How to Redeem Institutional Class
   Shares .......................................  4


Telephone Transactions ..........................  5

Dividends and Taxes .............................  5

Investment Advisor and Sub-Advisor ..............  6

Financial Highlights ............................  7

INVESTMENT SUMMARY

--------------------------------------------------------------------------------

Objective and Strategies


      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment advisor and sub-advisor (collectively, the 'Advisors') select US Government securities, corporate debt, mortgage-backed and asset-backed securities for the Fund's portfolio subject to quality, maturity and duration criteria. Corporate debt will be rated at least 'A' by either Moody's Investors Services, Inc. ('Moody's') or Standard & Poors Ratings Group ('S&P'). Mortgage-backed and asset-backed securities will be rated at least 'AAA' by S&P or 'Aaa' by Moody's. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity at the time of investment of three to five years and a maximum duration of four years.



Risk Profile

      The Fund may be suited for you if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss.

      The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially in response to changes in interest rates.

      Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.


      Prepayment Risk. Unexpected prepayment of principal in connection with mortgage-backed securities held by the Fund may negatively impact the value of your investment in the Fund.


      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Fund Performance


      The following bar chart and table show the performance of the Institutional Class both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is a historical record and does not necessarily indicate how the Fund will perform in the future.


                              Institutional Class*
                          For years ended December 31,

     4.20%         7.40%          7.07%          1.02%          9.91%
--------------------------------------------------------------------------------
     1996          1997           1998           1999           2000

-------------------

* For the period from December 31, 2000 through March 31, 2001, the return for the Institutional Class was 3.12%.


     During the five-year period shown in the bar chart, the highest return for a quarter was 3.69% (quarter ended 9/30/98) and the lowest return for a quarter was (0.82)% (quarter ended 3/31/96).

Average Annual Total Return (for periods ended December 31, 2000)




                                                         Lehman 1-3 Year      Merrill Lynch 1-3
                                                        Government/Credit       Year Treasury
                             Institutional Class(1)          Index(2)             Index(2)
                            ------------------------   -------------------   ------------------
Past One Year ...........          9.91%                      8.08%                 7.99%
Past Five Years .........          5.88%                      5.98%                 5.92%
Since Inception .........          6.09%(3)                   6.12%(4)              6.06%(4)


-----------

(1) These figures assume the reinvestment of dividends and capital gain distributions.
(2) The Lehman 1-3 Year Government/Credit Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. Prior prospectuses referred to this index as the Lehman Brothers Intermediate Government/Corp Bond Index. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of performance in the short-term Treasury sector. The indexes are passive measures of bond and Treasury performance, respectively. They do not factor in the costs of buying, selling and holding securities - costs which are reflected in the Fund's results.
(3) For the period from 11/2/95 through 12/31/00.
(4) For the period from 10/31/95 through 12/31/00.



FEES AND EXPENSES OF THE INSTITUTIONAL CLASS


--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold the Institutional Class.




Shareholder Fees:
 (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ....................        None
Maximum Deferred Sales Charge (Load) ................................        None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .........        None
Redemption Fee ......................................................        None
Exchange Fee ........................................................        None
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund assets)
Management Fees .....................................................       0.35%
Distribution and/or Service (12b-1) Fees ............................        None
Other Expenses ......................................................       0.38%
                                                                         -------
Total Annual Fund Operating Expenses ................................       0.73%
                                                                         =======
Less Fee Waivers and Expense Reimbursements .........................      (0.28)%(1)
Net Expenses ........................................................       0.45%
                                                                         =======


-----------

(1) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.45% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.



Example:


     This Example is intended to help you compare the cost of investing in the Institutional Class with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Institutional Class for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                  1 year     3 years     5 years     10 years
                                 --------   ---------   ---------   ---------
Institutional Class ..........      $46        $205        $378        $880

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations


      The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in US Government securities, corporate debt, mortgage-backed and asset-backed securities.

      The Advisors are responsible for managing the Fund's investments. In selecting investments for the Fund, the Advisors first focus on a security's quality. They will purchase only securities that have been granted certain minimum credit ratings by an independent rating agency. Corporate debt will be rated at least 'A' by either S&P or Moody's. Mortgage-backed and asset-backed securities will be rated at least 'AAA' by S&P or 'Aaa' by Moody's. Then the Advisors focus on maturity and duration. Under normal circumstances, the Fund's portfolio will have an average maturity of three to five years and a maximum duration of four years. Average maturity measures the average time until which the bonds in the Fund's portfolio are payable. Average duration measures the Fund's exposure to the risk of changing interest rates. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as auto loans or credit card receivables.


      An investment in the Fund involves risk.

      Interest Rate Risk. The primary risk of the Fund is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      Maturity, Duration and Credit Risk. The increases and decreases in the value of the Fund's shares in response to changes in interest rates will generally be larger if the Fund's portfolio has a longer duration, if the Fund holds securities with longer maturities or if the Fund holds lower-quality securities.



      Prepayment Risk. In addition to the interest rate risk experienced by all fixed income securities, mortgage-backed securities are exposed to prepayment risk. Rising interest rates tend to discourage refinancings, a primary source of prepayments. As a result, in a rising interest rate environment, the average life and volatility of mortgage-backed securities will increase and their market price will decrease. Falling interest rates tend to encourage refinancings. As a result, in a falling interest rate environment, the market price of mortgage-backed securities will not increase as much as other debt securities and the cash generated by the prepayments will have to be reinvested at the lower prevailing rates. Prepayment changes may make it difficult to calculate the average maturity of a portfolio of these securities and, therefore, to assess the volatility risk of the portfolio.



      There can be no guarantee that the Fund will achieve its goals.


      To reduce the Fund's risks under adverse market conditions, the Advisors may make temporary defensive investments. These investments may not be consistent with the Fund's objective. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

--------------------------------------------------------------------------------


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 pm (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact Investment Company Capital Corp., the Fund's transfer agent ('ICCC' or 'Transfer Agent'), to determine whether the Fund will close early before a particular holiday. The net asset value per share of the Institutional Class is calculated by subtracting the liabilities attributable to the Institutional Class from their proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Class shares.


      In valuing its assets, the Fund's investments are priced at their market value. When a price quote for a particular security is not readily available or when a quote may be unreliable, the security is priced at its 'fair value' using procedures approved by the Fund's Board of Directors.



      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a

'business day'). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next business day's net asset value per share.


      The following sections describe how to buy and redeem Institutional Class shares.

HOW TO BUY INSTITUTIONAL CLASS SHARES


--------------------------------------------------------------------------------

Eligibility Requirements

      You may buy Institutional Class shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

      o An employee benefit plan with assets of at least $50 million.

      o A registered investment adviser or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

      o A client of the private banking division of Deutsche Bank AG.

      o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

      You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund accepts payments for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. You may also buy Institutional Class shares directly from the Fund. Contact the Transfer Agent for details.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment, your background and the background of other investors or dealers involved.

Investment Minimums

      Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

      The minimum initial investment is waived for:

      o Investment advisory affiliates of Deutsche Banc Alex. Brown Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

      o Defined contribution plans with assets of at least $50 million.

      o Clients of the private banking division of Deutsche Bank AG, a Director or Trustee of any mutual fund advised or administered by Deutsche
        Asset Management, Inc. or its affiliates, or employees of Deutsche
        Bank AG and its affiliates, their spouses and minor children.

      If the value of your account falls below the $250,000 minimum initial investment amount, the Fund reserves the right to redeem your shares after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.


Purchases by Exchange


      You may exchange Institutional Class shares of any other Deutsche Asset Management fund for an equal dollar amount of Institutional Class shares of the Fund up to four times a calendar year. The Fund may modify or terminate this offer of exchange upon 60 days' notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL CLASS SHARES


--------------------------------------------------------------------------------


      You may redeem Institutional Class shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming $500,000 or less) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.


      If you redeem sufficient shares to reduce your investment to $250,000 or less, the Fund reserves the right to redeem the remaining shares after giving you 60 days' notice. The Fund also reserves the right to redeem shares in kind under certain circumstances.



TELEPHONE TRANSACTIONS

--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Class shares of another Deutsche Asset Management fund by calling the Transfer Agent on any business day between the hours of 8:30 am and 7:00 pm (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.


      During periods of extreme economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail.


DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends and to distribute net realized capital gains at least annually.

Dividend Reinvestment

      Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Fund Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net income and net realized capital gain at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale or exchange of the Fund's shares is a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and how long you have held your shares.


      If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

      If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes. You are encouraged to consult your tax advisor prior to investing in the Fund.


      More information about taxes is in the Statement of Additional
Information.

      Please contact your tax advisor if you have specific questions about federal, state, local or foreign income taxes.


INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------


      Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Brown Advisory Incorporated ('Brown Advisory' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2001, funds managed by ICCC totaled approximately $12.5 billion in net assets.

      Prior to May 1, 2001, Brown Investment Advisory & Trust Company was the Fund's sub-advisor. Brown Advisory is a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Brown Advisory is a Maryland corporation. Brown Advisory and its affiliates together had approximately $4.4 billion under management as of March 31, 2001.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Advisory. Brown Advisory is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates.

      As compensation for its advisory services for the fiscal year ended December 31, 2000, ICCC received from the Fund a fee equal to 0.07% (net of fee waivers) of the Fund's average daily net assets. ICCC compensates Brown Advisory out of its advisory fee. ICCC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.45% of the average daily net assets of the Institutional Class. This agreement will continue until at least April 30, 2002 and may be extended. Brown Advisory has agreed to waive its fees in proportion to any fee waiver by ICCC during the term of the agreement. ICCC may also provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank, AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



Portfolio Managers



      Paul D. Corbin and Ellen D. Harvey share primary responsibility for managing the Fund's assets. Mr. Corbin has shared responsibility for managing the Fund since its inception in 1991. Ms. Harvey joined as co-manager in December, 2000.


      Mr. Corbin has 23 years of investment experience. He is a Partner at Brown Investment Advisory & Trust Company and Brown Advisory. He has served as the Fund's portfolio manager since October 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.


      Ms. Harvey has 16 years of investment experience. She is a Partner at Brown Investment Advisory & Trust Company and Brown Advisory. She is responsible for the fixed income effort. From January 1996 to January 2000, Ms. Harvey served as Fixed Income Portfolio Manager and principal at Morgan Stanley Dean Witter Investment Management. She served as Fixed Income Portfolio Manager for Miller Anderson & Sherrerd from October 1984 to January 1996 and was a partner from January 1989 to January 1996.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

(For an Institutional Class share outstanding throughout each period)
--------------------------------------------------------------------------------




                                                                        For the Years Ended December 31,
                                                    -------------------------------------------------------------------------
                                                         2000           1999           1998           1997           1996
                                                    -------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
 Net asset value at beginning of period .........     $ 10.08         $  10.60       $  10.50      $  10.38       $  10.58
                                                      -------         --------       --------      --------       --------
Income from Investment Operations:
 Net investment income ..........................        0.64             0.61           0.61          0.61           0.59
 Net realized and unrealized gain/(loss)
   on investments ...............................        0.32            (0.51)         0.11           0.13          (0.17)
                                                      -------         --------       --------      --------       ---------
 Total from Investment Operations ...............        0.96             0.10           0.72          0.74           0.42
                                                      -------         --------       --------      --------       ---------
Less Distributions:
 Distributions from net investment income               (0.62)           (0.60)         (0.61)        (0.62)         (0.62)
 Distributions in excess of net investment
   income .......................................           --              --          (0.01)           --             --
 Return of capital ..............................           --           (0.02)            --            --             --
                                                      --------        --------       --------      ---------      ---------
 Total distributions ............................       (0.62)           (0.62)         (0.62)        (0.62)         (0.62)
                                                      --------        --------       --------      ---------      ---------
 Net asset value at end of period ...............     $ 10.42         $  10.08       $  10.60      $  10.50       $  10.38
                                                      ========        ========       ========      =========      =========
Total Return                                             9.91%            1.02%          7.07%         7.40%          4.20%
Ratios to Average Daily Net Assets:
 Expenses before waivers ........................        0.73%(1)         0.68%          0.67%         0.72%          0.76%
 Expenses after waivers .........................        0.45%(1)         0.45%          0.45%         0.45%          0.45%
 Net investment income ..........................        6.34%            5.88%          5.81%         6.17%          6.35%
Supplemental Data:
 Net assets at end of period (000) ..............     $ 45,758        $ 40,617       $ 45,112      $ 32,056      $  17,507
 Portfolio turnover rate ........................           38%             47%            40%           65%            42%



-----------
1 This ratio excludes custody credits.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202


Sub-Advisor
BROWN ADVISORY INCORPORATED
Furness House
19 South Street
Baltimore, Maryland 21202


Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101


Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2001, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:


                              Deutsche Asset Management Service Center
                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.



Short-Intermediate Income Fund, Inc.                          CUSIP #825.24T.200
   Institutional Class                                        SHORTIPRS (05/01)
                                                              811-6084







Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION




                      SHORT-INTERMEDIATE INCOME FUND, INC.
         (Formerly Flag Investors Short-Intermediate Income Fund, Inc.)

                                One South Street
                            Baltimore, Maryland 21202






                          THIS STATEMENT OF ADDITIONAL
                      INFORMATION IS NOT A PROSPECTUS. IT
                      SHOULD BE READ IN CONJUNCTION WITH A
                        PROSPECTUS WHICH MAY BE OBTAINED
                         FROM YOUR SECURITIES DEALER OR
                       SHAREHOLDER SERVICING AGENT OR BY
                      WRITING THE FUND, ONE SOUTH STREET,
                        BALTIMORE, MARYLAND 21202, OR BY
                       CALLING (800) 730-1313. THE FUND'S
                      FINANCIAL STATEMENTS FOR THE FISCAL
                     YEAR ENDED DECEMBER 31, 2000, AND THE
                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ARE INCLUDED IN THE FUND'S ANNUAL
                      REPORT AND INCORPORATED BY REFERENCE
                       INTO THIS STATEMENT OF ADDITIONAL
                                  INFORMATION.


              Statement of Additional Information Dated May 1, 2001

                 Relating to the Prospectuses Dated May 1, 2001

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
GENERAL INFORMATION AND HISTORY..........................................3

INVESTMENT OBJECTIVE AND POLICIES........................................3

VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTION.......................10

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS....................10

MANAGEMENT OF THE FUND..................................................14

INVESTMENT ADVISORY AND OTHER SERVICES..................................20

DISTRIBUTION OF FUND SHARES.............................................21

BROKERAGE...............................................................25

CAPITAL STOCK...........................................................26

SEMI-ANNUAL AND ANNUAL REPORTS..........................................27

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.......................27

INDEPENDENT ACCOUNTANT..................................................27

LEGAL MATTERS...........................................................28

PERFORMANCE INFORMATION.................................................28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................30

FINANCIAL STATEMENTS....................................................31

APPENDIX................................................................32

GENERAL INFORMATION AND HISTORY

         Short-Intermediate Income Fund, Inc., formerly Flag Investors Short-Intermediate Income Fund, Inc. (the 'Fund') is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the 'SEC'), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: Short-Intermediate Income Fund Class A Shares and Short-Intermediate Income Fund Institutional Class (collectively, the 'Shares'). From February 14, 1997 through April 9, 2001, the Fund was known as the Flag Investors Short-Intermediate Income Fund, Inc. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc. Prior to April 27, 2001, the Short-Intermediate Income Fund Institutional Class was known as the Flag Investors Short-Intermediate Income Fund Institutional Shares. As used herein, the 'Fund' refers to Short-Intermediate Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the 'Distributor') or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the 'SEC'. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), and its Shares under the Securities Act of 1933, as amended (the '1933 Act'), and began operations on May 13, 1991. The Fund has offered the Class A Shares since its inception on May 13, 1991 and the Institutional Class since November 2, 1995.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in US Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ('CMOs') and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-US dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:

               Type of Permitted Investment                                      Minimum Rating(1)
               ----------------------------                                      -----------------
                                                                         S&P(2)                   Moody's(3)
                                                                         ------                   ---------
US Government and Agency Securities......................                 N/A                         N/A

CMO's....................................................                  AAA                       Aaa(4)

Corporate Debt...........................................             A or better(4)             A or better(4)

Other Asset-Backed Securities............................                 AAA(4)                     Aaa(4)


Securities of Non-US Governmental Issuers................                 AAA(4)                     Aaa(4)

Securities of Designated International Organization......                 AAA(4)                     Aaa(4)


Non-Dollar US Government Securities......................                 AAA(4)                     Aaa(4)

Securities of Foreign Corporations.......................                 AAA(4)                     Aaa(4)

----------
(1) In the event any security owned by the Fund is downgraded, the Fund's advisor and sub-advisor (the 'Advisors') will review the situation and take appropriate action, but will not automatically be required to sell the security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
(2) Standard & Poor's Ratings Group.
(3) Moody's Investors Service, Inc.
(4) Or, if unrated, determined to be of comparable quality by the Fund's
    Advisors.

         To meet its short-term liquidity needs, the Fund may invest in repurchase agreements in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's Advisors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

         The Fund offers the opportunity for a yield advantage, capital appreciation when interest rates are falling and the relative stability of intermediate bonds when interest rates are rising. The Fund's relatively short average maturity may help reduce fluctuations in share value.

Risk Considerations
         The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer-term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter-term securities.

         Mortgage-backed securities are subject to special risks due to the possibility that prepayments on home mortgages will alter their cash flow. During periods of declining interest rates, prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. In periods of rising interest rates, prepayments tend to slow, with the result that the average life of mortgage-backed securities may be lengthened. Consequently, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.

         Purchases of foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest.

US Government Securities
         US Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the US Government (including securities of the Government National Mortgage Association ('GNMA'). These obligations may or may not be backed by the full faith and credit of the US Government. Certain agencies or instrumentalities of the US Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and Federal National Mortgage Association ('FNMA' or 'Fannie Mae') are supported only by the credit of the agency or instrumentality.

Mortgage-Backed Securities
         The Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by GNMA, Fannie Mae or the Federal Home Loan Mortgage Corporation ('FHLMC').

         GNMA Certificates.

         GNMA Certificates are mortgage-backed securities that evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ('FHA') or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the US Government. The GNMA is also empowered to borrow without limitation from the US Treasury if necessary to make any payments required under its guarantees.

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25- to 30-year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years.

         FHLMC and Fannie Mae Certificates.

         FHLMC is a corporate instrumentality of the US Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates that represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         Fannie Mae is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. Fannie Mae Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Fannie Mae guarantees timely payment of interest on Fannie Mae Certificates and full return of principal.

         Risk of foreclosure on the underlying mortgages is greater with FHLMC and Fannie Mae securities because, unlike GNMA securities, FHLMC and Fannie Mae securities are not backed by the full faith and credit of the US Government.

         Interests in mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect 'pass-through' the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, at a yield which reflects interest rates prevailing at the time. Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.

Collateralized Mortgage Obligations
         The Fund may invest in collateralized mortgage obligations ('CMOs') that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or Fannie Mae (collectively, 'Mortgage Assets').

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.

Asset-Backed Securities
         The Fund also may invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described previously. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices
         In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described in the following paragraphs.

         Repurchase Agreements.

         The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral for these repurchase agreements will be held by a duly appointed sub-custodian. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including:

         1) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto,

         2) possible subnormal levels of income and lack of access to income during this period, and

         3)  expenses of enforcing its rights.

         Foreign Currency Exchange Transactions.

         The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may use such forward contracts only under two circumstances; (i) if the Advisors believe the Fund should fix the US dollar price of the foreign security when the Fund enters into a contract for the purchase or sale, at a future date, of a security denominated in a foreign currency; and (ii) if the Advisors believe the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.

         Variable Amount Master Demand Notes.

         Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed previously. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

         Non-US Dollar-Denominated Securities.

         Non-US dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency
Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the US Government (non-dollar securities only); and
(iv) foreign corporations.

         Rule 144A Securities.

         Subject to the Fund's overall limitations on investment in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the 1933 Act, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

         Purchase of When-Issued Securities.

         The Fund may purchase securities at their current market value on a forward commitment or 'when-issued' basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or 'when-issued' basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

Investment Restrictions
        The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the US Government and its agencies and instrumentalities are not considered an issuer);

2) Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the US Government and its agencies and instrumentalities are not considered an issuer);

3) Borrow money except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets at the time of such borrowing;

4)  Invest in real estate or mortgages on real estate;

5) Purchase or sell commodities or commodities contracts provided that the Fund may invest in financial futures and options on such futures;

6) Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7)  Issue senior securities; or

8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies and may lend portfolio securities and enter into repurchase agreements.

         The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law; or

2) Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws).

         The percentage limitations contained in these restrictions apply at the time of purchase of securities.

VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTION

Valuation of Shares
         The net asset value per Share is determined daily at the close of regular trading on the New York Stock Exchange, which is ordinarily 4:00 pm (Eastern Time) on each day on which the New York Stock Exchange is open for business (a 'business day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These 'late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Subscriptions

     Under normal circumstances, a Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to a Fund in whole or in part by a contribution of readily available marketable securities to a Portfolio of a Fund.


Redemption
         The Fund may suspend the right of redemption or postpone the date of payment during any period when

         1) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC;
         2) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
         3)  the SEC has by order permitted such suspension; or
         4) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash. However, the Board of Directors may determine that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under 'Valuation of Shares', and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the 'Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company
         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ('RIC') under Subchapter M of the Code. Accordingly, the Fund must, among other things,

         1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income (including, generally, certain gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities and currencies; and
         2) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year:
             (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and
             (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

        For purposes of the 90% gross income requirement, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Fund Distributions
         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares of the Fund or shares of another Deutsche Asset Management fund, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ('net capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, you will include such undistributed gains in your income, will increase your basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by you and will be able to claim your share of the tax paid by the Fund as a refundable credit.

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce your cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when you sell or exchange those shares on which you received the distribution.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, based on the Fund's investment objective, it is not expected that any Fund distribution will qualify for the corporate dividends-received deduction.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

         You should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gain distribution. You will be taxable on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to your purchase.

         The Fund will provide you with an annual statement describing the federal tax status of distributions paid (or deemed to be paid) to you by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction, if any.

         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gains, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass through to you your pro-rata share of any foreign taxes paid by the Fund.

Sale or Exchange of Fund Shares
         The sale, exchange or redemption of a Fund Share is generally a taxable event for you. Generally, if you hold you shares as a capital asset, gain or loss on the sale, exchange or redemption of a Share will be capital gain or loss that will be long-term if you held the Share for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and have previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss you realize on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after you dispose of the Shares). This loss disallowance rule will apply to Shares you receive through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to you if you:

         1)  have failed to provide a correct tax identification number,
         2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or
         3) have failed to certify to the Fund that you are not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation
         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.

State and Local Tax Considerations
         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject into some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by US government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers
         The Fund's Board of Directors manages its overall business and affairs. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Director and President (7/17/45)
         Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC); Deutsche Asset Management Americas; Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management mutual funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).

RICHARD R. BURT, Director (2/3/47)
         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, Partner, McKinsey & Company (consulting), 1991-1994; US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany, 1985-1989.

LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
         Duke University Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina 27705. Executive Vice President, Investment Counsel, Duke University; Director, Victory Funds (registered investment companies); Lead Director, National Commerce Bank Corporation (NCBC) (banking); Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments) retired; and Executive Vice President, Duke University (education, research and healthcare).

REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

*TRUMAN T. SEMANS, Director (10/27/26)
         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) (investment advisor); Director and Chairman, Virginia Hot Springs Inc. (property management); and Director of Argonex (biotechnology company). Formerly, Managing Director and Vice Chairman, Alex. Brown & Sons Inc. (now Deutsche Banc Alex. Brown Inc.), Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)
         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc., The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).

CARL W. VOGT, Esq., Director (4/20/36)
         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment) and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration); Interim President of Williams College and President, Flag Investors Family of Funds (registered investment companies).

CHARLES A. RIZZO, Treasurer (8/5/57)
         Director, Deutsche Asset Management. Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.

AMY M. OLMERT, Secretary (5/14/63)
         Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1997-1999; Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) 1992-1997.

DANIEL O. HIRSCH, Assistant Secretary (3/27/54)
         Director, Deutsche Asset Management. Formerly, Principal, BT Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.), 1998-1999; Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

----------
* Messrs. Semans and Hale are directors who are 'interested persons,' as defined in the 1940 Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation ('ICCC') or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (the 'Fund Complex'), which includes all funds that formerly were part of the Flag Investors Fund Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, President of each of the funds in the Fund Complex, as well as Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Wadsworth and Vogt serve as Directors of 24 funds in the Fund Complex. Mr. Rizzo serves as Treasurer for each of the funds, Ms. Olmert serves as Secretary for 24 funds, and Mr. Hirsch serves as Assistant Secretary for 24 funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Deutsche Banc Alex. Brown Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an 'interested person' of the Fund (as defined in the 1940
Act) (an 'Independent Director') receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 2000, Independent Directors' fees attributable to the assets of the Fund totaled $2,138.35.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 2000.

                               COMPENSATION TABLE

                                      Aggregate Compensation                                         Total Compensation From the
                                     From the Fund Payable to           Pension or Retirement       Fund and Fund Complex Payable
        Name of Person,            Directors for the Fiscal Year          Benefits Accrued As      to Directors for the Fiscal Year
         Position                    Ended December 31, 2000            Part of Fund Expenses          Ended December 31, 2000
        ---------------            -----------------------------        ---------------------      --------------------------------
Richard T. Hale, Director and
  President(1,2)                                $0                               $0                               $0


Truman T. Semans, Director(1)                   $0                               $0                               $0


Richard R. Burt, Director                    $251.24(3)                          (4)                   $39,000 for service on 24
                                                                                                       Boards in the Fund Complex

Joseph R. Hardiman, Director(5)              $251.24                             (4)                   $39,000 for services on 22
                                                                                                       Boards in the Fund Complex

Louis E. Levy, Director                      $315.64                             (4)                   $49,000 for service on 24
                                                                                                       Boards in the Fund Complex

Eugene J. McDonald, Director                 $315.64(3)                          (4)                   $49,000 for service on 24
                                                                                                       Boards in the Fund Complex

Rebecca W. Rimel, Director                   $251.32(3)                          (4)                   $39,000 for service on 24
                                                                                                       Boards in the Fund Complex

Carl W. Vogt, Esq., Director(6)              $254.25(3)                          (4)                   $39,000 for service on 24
                                                                                                       Boards in the Fund Complex

Robert H. Wadsworth, Director                $251.24(3)                          (4)                   $39,000 for service on 24
                                                                                                       Boards in the Fund Complex

----------
(1) A Director who is an 'interested person' as defined in the 1940 Act.
(2) Effective December 19, 2000, Mr. Hale has served as President of the Fund.
(3) Of the amounts payable to Messrs. Burt, McDonald, Vogt and Wadsworth and Ms. Rimel, $251.24, $315.64, $254.25, $251.24, $251.32, respectively, was deferred pursuant to a deferred compensation plan.

(4) Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described in the next paragraph. The actuarially computed pension expense for the Fund for the year ended December 31, 2000 was approximately $7,874.
(5) Resigned as Director of the Fund effective December 28, 2000; Remains as Director for 22 other funds in the Fund Complex.

(6) Retired as President effective December 19, 2000.

Certain funds in the Fund Complex, including the Fund described in this Statement of Additional Information, adopted a Retirement Plan for Directors who are not employees of the Corporation, a Corporation's Administrator or its respective affiliates (the 'Directors Retirement Plan'). After completion of six years of service, each participant in the Directors Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Directors Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000 Messrs. McDonald and Levy have qualified for, but have not received, benefits.

Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2000 are as follows: for Mr. McDonald, 8 years; for Mr. Levy, 6 years; for Ms. Rimel and Mr. Vogt, 5 years; for Mr. Hardiman, 2 years; and for Mr. Burt and Mr. Wadsworth, 1 year.

                         Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                         -----------------------------------------------------------------
Years of Service                     Chairmen of Audit and Executive Committees                  Other Participants
----------------                     ------------------------------------------                  ------------------
6 years                                                $4,900                                            $3,900

7 years                                                $9,800                                            $7,800

8 years                                               $14,700                                           $11,700

9 years                                               $19,600                                           $15,600

10 years or more                                      $24,500                                           $19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Directors Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions:
(1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Codes of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Fund's Code provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Fund's advisor, Investment Company Capital Corporation, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The advisor's Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Code also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Fund's sub-advisor, Brown Advisory Incorporated, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The sub-advisor's Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. The Code prohibits personal investment in initial public offerings. In addition, investment personnel are subject to trading "blackout periods" that prohibit personal trading within periods of trading by the Fund in the same security. Investment personnel are also prohibited from acquiring short term trading profits. The Code requires prior approval with respect to purchases of securities in private placements.

         These Codes of Ethics are on public file with, and are available from, the SEC.

         The Fund's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES


         ICCC is an indirect subsidiary of Deutsche Bank AG. ICCC serves as investment advisor. Brown Advisory Incorporated (`Brown Advisory') is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company (`Brown Trust'). Brown Trust is a trust company chartered under the laws of the State of Maryland. Brown Advisory is a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Advisory is owned by management and employees of Brown Trust and outside investors. On March 27, 2001, the Board of Directors of the Fund approved replacing Brown Trust with Brown Advisory as the sub-advisor for the Fund. As of May 1, 2001, Brown Advisory serves as sub-advisor to this Fund and another fund in the Fund Complex. Prior to May 1, 2001, Brown Trust served as sub-advisor to these two funds.


         Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to Brown Advisory provided that ICCC continues to supervise the performance of Brown Advisory and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or Brown Advisory will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor Brown Advisory shall be liable to the Fund or its shareholders for any act or omission by ICCC or Brown Advisory or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and Brown Advisory to the Fund are not exclusive and ICCC and Brown Advisory are free to render similar services to others. Investment advisory fees paid to ICCC for the last three fiscal years are shown below:


                            Advisory Fees For the Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
                                2000               1999              1998
--------------------------------------------------------------------------------
Contractual Fee               $286,911           $317,059         $323,196
--------------------------------------------------------------------------------
Less amount waived           ($232,844)         ($212,106)       ($208,010)

Fee after waivers             $ 54,067*          $104,953*        $115,186*
--------------------------------------------------------------------------------

------------
* Absent fee waivers for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, the Fund's Total Operating Expenses would have been 0.98%, 0.93%, and 0.93%, respectively, of the Class A Shares' average daily net assets and 0.73%, 0.68% and 0.67%, respectively, of the Institutional Class' average daily net assets.

         For the period from January 1, 2000 through December 31, 2000, Brown Trust received $51,359 (net of fee waivers of $105,426) for sub-advisory services.

         As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, payable monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion. ICCC has contractually agreed to reduce its annual fee, if necessary, or to reimburse expenses of the Fund to the extent that the Fund's annual expenses do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.

         Brown Advisory provides the same services that Brown Trust provided to the Fund and is entitled to receive the same compensation that Brown Trust received. As compensation for providing sub-advisory services, Brown Advisory is entitled to receive an annual fee from ICCC, calculated daily and payable monthly at the following annual rates based upon the Fund's average daily net assets: 0.23% of the first $1 billion, 0.20% of the next $500 million and 0.16% of that portion in excess of $1.5 billion. Brown Advisory has agreed to waive its fees in proportion to any fee waivers by ICCC during the term of the agreement.


         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under 'Capital Stock'). The Fund or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

         In addition to its services as Advisor, ICCC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. An affiliate of ICCC provides custody services. (See the section entitled 'Custodian, Transfer Agent and Accounting Services.')


DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ('ICC Distributors' or the 'Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the 'Distribution Agreement').

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of ICC Distributor's duties or obligations under the Distribution Agreement or by reason of ICC Distributor's reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares of the Fund (as defined under the section entitled 'Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter provided that it is approved at least annually by:

          1) a vote of a majority of the outstanding voting securities of the related class of the Fund or
          2) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, so long as the Fund's Plan of Distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ('Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including Deutsche Banc Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates will provide compensation out of their own resources. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Distributor or Shareholder Servicing Agents in connection with their respective Agreements, the Fund may be required to alter materially or discontinue its arrangements with those agents. Such financial institutions may impose separate fees in connection with Shareholder Servicing and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, banks and financial institutions may be required to register as dealers pursuant to state law.

         As compensation for providing distribution services for the Class A Shares as described previously, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. ICC Distributors expects to allocate most of its annual fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Institutional Class.


         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, ICC Distributors received fees in the following amounts:


                  Class                   Fiscal Year Ended December 31,
                                          ------------------------------

                                     2000                1999             1998
                                     ----                ----             ----
Class A Shares 12b-1 Fee           $99,226             $113,276         $124,577


         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Class A Shares (the 'Plan'). Under the Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time upon 60-days' notice, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under the section entitled 'Capital Stock').

         During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plan with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described previously regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to the class of the Fund. In return for payments received pursuant to the Plan for the last three years, the fund's distributor paid the distribution-related expenses of the Fund including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         ICC Distributors received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:



                                                       Fiscal Year Ended December 31,
                                                       ------------------------------
Class                            2000                             1999                             1998
-----                            ----                             ----                             ----
                       Received       Retained         Received         Retained         Received        Retained
                       --------       --------         --------         --------         --------        --------
Class A
Shares
Commissions             $6,395            0             $25,126            $0            $35,645            $0


General Information
         The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors or ICCC.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

         Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the Advisors and the broker-dealers. ICCC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisor in any transaction in which they act as a principal.

         If the Advisors or their affiliates are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.


         ICCC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICCC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICCC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICCC with clients other than the Fund. Similarly, any research services received by ICCC through placement of portfolio transactions of other clients may be of value to ICCC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICCC by a broker-dealer. ICCC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICCC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICCC's investment advice. ICCC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICCC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICCC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than other brokers might have charged on brokerage transactions for the Fund for brokerage or research services. The Advisors may use these research services in managing all of their accounts. However, the account, including the Fund, whose commissions are used to obtain the research, may not necessarily get the benefit of the research. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, ICCC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisor. The Board also has adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisor must be

'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC to furnish reports and to maintain records in connection with such reviews. For the fiscal years ended December 31, 2000, 1999 and 1998, the Fund did not pay brokerage commissions to Deutsche Banc Alex. Brown Inc. or its affiliates. The Fund is required to identify any securities of its 'regular brokers or dealers' (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2000, the Fund held a 5.98% repurchase agreement issued by Goldman Sachs & Co. valued at $5,462,000. Goldman Sachs & Co. is a 'regular broker or dealer' of the Fund.



         ICCC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICCC. ICCC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.


CAPITAL STOCK

         The Fund is authorized to issue shares of capital stock, par value $.001 per share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Short-Intermediate Income Fund-Class A Shares, Short-Intermediate Income Fund-Class B Shares, Short-Intermediate Income Fund-Class C Shares and Short-Intermediate Income Fund Institutional Class. The Class B Shares and the Class C Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term 'majority of the outstanding Shares' means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ('Bankers Trust'), 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 2000, Bankers Trust was paid $7,834 as compensation for providing custody services to the Fund. ICCC serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for providing dividend and transfer agency services, the Fund pays ICCC up to $16.60 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 2000, ICCC received transfer agency fees of $37,723.


         As compensation for providing accounting services, ICCC receives an annual fee, calculated daily and paid monthly, as shown below.

              Average Net Assets               Incremental Annual Accounting Fee
              ------------------               ---------------------------------

$           0    -    $   10,000,000           0.150%
$  10,000,001    -    $   24,999,999           0.080%
$  25,000,000    -    $   50,000,000           0.077%
$  50,000,001    -    $   75,000,000           0.050%
$  75,000,001    -    $   99,999,999           0.030%
$ 100,000,000    -    $  500,000,000           0.020%
$ 500,000,001    -    $1,000,000,000           0.008%
over $1,000,000,000                            0.003%


         In addition, the Fund reimburses ICCC for certain out-of-pocket expenses. For the fiscal year ended December 31, 2000, ICCC received accounting fees of $60,897.


INDEPENDENT ACCOUNTANT

         The independent accountant for the Fund is PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201.

LEGAL MATTERS

         Morgan, Lewis & Bockius LLP acts as counsel to the Fund.


PERFORMANCE INFORMATION


         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return and may use any other type of performance permitted under applicable regulatory requirements.


Total Return Calculations
         The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)n = ERV

         Where: P =   a hypothetical initial payment of $1,000
                T =   average annual total return
                n =   number of years (1, 5 or 10)
              ERV =   ending redeemable value at the end of the 1-, 5-,
                      or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. 'T' in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 2000 were as follows:



                             One-Year Period Ended          Five-Year Period Ended            Inception Through
                               December 31, 2000              December 31, 2000               December 31, 2000
                               -----------------              -----------------               -----------------
                                Ending                        Ending        Average             Ending       Average
                                Redeemable                    Redeemable     Annual           Redeemable      Annual
                                Value        Total            Value          Total              Value         Total
Class                           -----        ------           -----          -----              -----        Return
-----                                        Return                          Return                          ------
                                             ------                          ------
Class A                       $1,080          8.04%          $1,295          5.30%           $1,829          6.46%
5/13/91*


Institutional                 $1,099          9.91%          $1,331          5.88%           $1,357          6.09%
11/2/95*


------
*       Inception Date.

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of the Lehman 1-3 Year Government/Credit Index (formerly, Lehman Brothers Government Intermediate-Term Bond Index) or the Merrill Lynch 1-3 Year Treasury Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Yield Calculations
         The Fund's yield for the Class A Shares and the Institutional Class for the 30-day period ended December 31, 2000 was 5.89% and 6.25%, respectively, and was computed in the following manner. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


         Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 2000, 1999 and 1998, were 38%, 47% and 40%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of April 4, 2001, to Fund management's knowledge, Deutsche Banc Alex. Brown beneficially owned less than 1% of the Fund's total outstanding Shares and directors and officers as a group, owned less than 1% of the Fund's total outstanding Shares. As of April 4, 2001, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund:


                                                               Owned of      Beneficially
Name and Address                                                Record          Owned          Percentage Owned
----------------                                                ------          -----          ----------------

Wexford Clearing Services Corp.                                   |X|                         8.34% of Class A
FBO Gettysburg Hospital Operating Investment                                                        Shares
Attn Richard A. Harley CFO
147 Gettys St
Gettysburg PA 17325-2534



Donaldson Lufkin Jenerette Securities Corp. Inc.                  |X|                           6.58% of Class A
PO Box 2052                                                                                           Shares
Jersey City NJ 07303-2052




Deutsche Banc Alex. Brown Inc.                                    |X|                              82.20% of
FBO 250-10788-16                                                                              Institutional Class
PO Box 1346
Baltimore, MD 21203-1346



Wexford Clearing Services Corp
FBO Gettysburg Hospital Operating Investment
Attn: Richard A. Harley CFO
147 Gettys Street
Gettysburg, PA 17325-2534                                         |X|                       7.16% of Class A
                                                                                                  Shares

FINANCIAL STATEMENTS

         The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

         The financial statements for the Fund, including notes thereto and the report of PricewaterhouseCoopers LLP, for the fiscal year ended December 31, 2000, are incorporated herein by reference to the Fund's Annual Report dated December 31, 2000. The Fund's Annual Report to shareholders of Short-Intermediate Income Fund, Inc. dated December 31, 2000, is on file with the SEC.

                                    APPENDIX

                        Corporate Bond Rating Definitions

________________________________________________________________________________


Standard & Poor's Ratings Group

AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances different from AAA issues only to a small degree.

A - Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

________________________________________________________________________________


Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality. Carry the smallest degree of investment risk and are generally referred to as 'gilt-edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Commercial Paper Rating Definitions

________________________________________________________________________________


Standard & Poor's Ratings Group

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with 'extremely strong' safety characteristics. Those rated A-1 reflect a 'strong' degree of safety regarding timely payment.

________________________________________________________________________________


Moody's Investors Service, Inc.

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

PART C. OTHER INFORMATION

Item 23. Exhibits.

(a) (1) Articles of Incorporation, incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

    (2) Amended Articles of Incorporation, incorporated by reference to Exhibit
(1)(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

    (3) Amendment to Amended Articles of Incorporation, incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000268) on April 26, 1996.

    (4) Articles Supplementary dated April 23, 1992, incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000268) on April 26, 1996.

    (5) Articles Supplementary dated October 6, 1995, incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000268) on April 26, 1996.

    (6) Articles Supplementary dated April 25, 1996, incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000791) on April 28, 1997.

    (7) Articles Supplementary with respect to creation of ABCAT Shares Class dated October 31, 1996, incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000791) on April 28, 1997.

    (8) Articles of Amendment to Articles of Incorporation with respect to Registrant's name change dated December 19, 1996, incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000791) on April 28, 1997.

    (9) Articles Supplementary dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

    (10) Articles Supplementary dated November 19, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

    (11) Articles of Amendment to Articles of Incorporation to reclassify the ABCAT Shares dated November 20, 1998, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

    (12) Articles of Amendment to Articles of Incorporation dated April 9, 2001, filed herewith.

    (13) Articles of Amendment to Articles of Incorporation dated April 27, 2001, filed herewith.

(b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001026) on April 28, 2000.

(c) Instruments Defining Rights of Security Holders, incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 6, 7 and 8, to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000390, 950116-96-000268 and 950116-97-000791, respectively) on August 18, 1995, April 26, 1996 and April 28, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 9 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

(d) (1) Investment Advisory Agreement dated June 4, 1999, between Registrant and Investment Company Capital Corp., incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001026) on April 28, 2000.

    (2) Form of Investment Sub-Advisory Agreement, between Registrant, Investment Company Capital Corp. and Brown Advisory Incorporated, filed herewith.

    (3) Expense Limitation Agreement dated May 1, 2001, between Registrant and Investment Company Capital Corp., filed herewith.

(e) (1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

    (2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33- 34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

    (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents, incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

(f) Not Applicable.

(g) (1) Custodian Agreement dated June 5, 1998 between Registrant and Bankers Trust Company, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

    (2) Master Services Agreement between Registrant and Investment Company Capital Corp. dated September 1, 2000 as amended through March 28, 2001, filed herewith.

(h) Not Applicable.

(i) Opinion of Counsel, filed herewith.

(j) (1) Consent of Independent Accountants, filed herewith.

    (2) Consents of Directors to serve, incorporated by reference to Exhibit
(11)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

(k) Not Applicable.

    (l) Form of Subscription Agreement re: initial $100,000 capital, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

(m) (1) Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

    (2) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

(n) Financial Data Schedule, not applicable.

(o) (1) Rule 18f-3 Plan, incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001118) on October 18, 1996.

    (2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000310) on February 26, 1999.

(p)(1) Deutsche Asset Management Code of Ethics, filed herewith.

   (2) Brown Advisory Incorporated Code of Ethics, filed herewith.

(q) Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

    None.

Item 25. Indemnification.

    Section 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

    Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

    Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

    Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Section 4. References to the Maryland General Corporation Law in this
Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor.

    During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no director or officer of Brown Advisory Incorporated has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Banc Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc. (formerly, Flag Investors Emerging Growth Fund, Inc.), Deutsche Asset Management Total Return U.S. Treasury Fund Shares (formerly the Flag Investors Total Return U.S. Treasury Fund Shares) of Total Return U.S. Treasury Fund, Inc., Deutsche Asset Management Managed Municipal Fund Shares (formerly the Flag Investors Managed Municipal Fund Shares) of Managed Municipal Fund, Inc., Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Short-Intermediate Income Fund, Inc.) Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.), Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc. (formerly, Flag Investors International Fund, Inc.), Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.), Deutsche Investors Portfolios Trust (formerly, Flag Investors Portfolios Trust), Morgan Grenfell Investment Trust, Glenmede Fund, Inc. and Glenmede Portfolios.

(b)

-------------------------------------------------------------------------------------------------------------
Name and Principal                    Position and Offices                Position and Offices
Business Address*                     With Principal Underwriter          With Registrant
-------------------------------------------------------------------------------------------------------------
John Y. Keffer                        President                           None
-------------------------------------------------------------------------------------------------------------
Ronald H. Hirsch                      Treasurer                           None
-------------------------------------------------------------------------------------------------------------
Nanette K. Chern                      Chief Compliance Officer            None
-------------------------------------------------------------------------------------------------------------
David I. Goldstein                    Secretary                           None
-------------------------------------------------------------------------------------------------------------
Benjamin L. Niles                     Vice President                      None
-------------------------------------------------------------------------------------------------------------
Frederick Skillin                     Assistant Treasurer                 None
-------------------------------------------------------------------------------------------------------------
Marc D. Keffer                        Assistant Secretary                 None
-------------------------------------------------------------------------------------------------------------

* Two Portland Square
  Portland, ME  04101

(c) Not Applicable.

Item 28. Location of Accounts and Records.

    Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland 21202, the Registrant's investment advisor and transfer and dividend disbursing agent and Brown Advisory Incorporated ("Brown Advisory"), Furness House, 19 South Street, Baltimore, Maryland 21202, Registrant's sub-advisor, maintain physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

    In particular, with respect to the records required by Rule 31a-1(b)1, ICCC and Brown Advisory each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.


Item 29. Management Services.

    Not Applicable.

Item 30. Undertakings.

    Not Applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Baltimore, and State of Maryland on the 30th day of April, 2001.


                                            Short-Intermediate Income Fund, Inc.

                                            By: /s/ Richard T. Hale*
                                                -------------------
                                                Richard T. Hale
                                                President

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

Name                          Title                                   Date
----                          -----                                   ----
*/s/ Richard T. Hale          President and Director                  April 30, 2001
------------------------
Richard T. Hale


*/s/ Richard R. Burt          Director                                April 30, 2001
------------------------
Richard R. Burt


*/s/ Louis E. Levy            Director                                April 30, 2001
------------------------
Louis E. Levy


*/s/ Eugene J. McDonald       Director                                April 30, 2001
------------------------
Eugene J. McDonald


*/s/ Rebecca W. Rimel         Director                                April 30, 2001
------------------------
Rebecca W. Rimel


*/s/ Truman T. Semans         Director                                April 30, 2001
------------------------
Truman T. Semans


*/s/ Robert H. Wadsworth      Director                                April 30, 2001
------------------------
Robert H. Wadsworth


*/s/ Carl W. Vogt, Esq.       Director                                April 30, 2001
------------------------
Carl W. Vogt


*/s/ Charles A. Rizzo         Chief Financial and                     April 30, 2001
------------------------      Accounting Officer
Charles A. Rizzo

By: /s/ Daniel O. Hirsch      Daniel O. Hirsch, Attorney-In-Fact      April 30, 2001
    --------------------
*By Power of Attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Funds Complex on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the Flag Funds Complex on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

Effective May 7, 2001, the Flag Funds Complex will become a part of the Deutsche Asset Management Complex.